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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) - July 28, 2004


                                    TXU Corp.
             (Exact name of registrant as specified in its charter)


       TEXAS                          1-12833               75-2669310
(State or other jurisdiction     (Commission File        (I.R.S. Employer
  of incorporation)                   Number)            Identification No.)


                             TXU US Holdings Company
             (Exact name of registrant as specified in its charter)


       TEXAS                           1-11668               75-1837355
(State or other jurisdiction      (Commission File        (I.R.S. Employer
of incorporation)                     Number)             Identification No.)


                             TXU Energy Company LLC
             (Exact name of registrant as specified in its charter)


 A Delaware Limited
 Liability Company                   333-108876              75-2967817
(State or other jurisdiction       (Commission File       (I.R.S. Employer
 of incorporation)                      Number)           Identification No.)


            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


        Registrants' telephone number, including Area Code - 214-812-4600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 28, 2004, the Public Utility Commission of Texas approved TXU Energy's request to raise the "price-to-beat" retail price for residential and certain business customers in North Texas. Continuing high natural gas prices led to TXU Energy's request.

This change will be implemented August 4, 2004 and will raise the average monthly residential electric bill of a customer using 1,000 kilowatt hours by
5.7 percent or $5.87.

         Exhibit No      Description
         ----------      -----------
         99              Press release of TXU Corp., dated July 28, 2004.









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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            TXU CORP.



                                            By:   /s/ Stanley J. Szlauderbach
                                               -------------------------------

                                            Name:  Stanley J. Szlauderbach
                                            Title: Assistant Controller



Dated:  August 5, 2004


                                            TXU US HOLDINGS COMPANY



                                            By:  /s/ Stanley J. Szlauderbach
                                               -------------------------------

                                            Name:  Stanley J. Szlauderbach
                                            Title: Assistant Controller



Dated:  August 5, 2004

                                            TXU ENERGY COMPANY LLC



                                            By: /s/ Stanley J. Szlauderbach
                                               -------------------------------

                                            Name:  Stanley J. Szlauderbach
                                            Title: Assistant Controller



Dated:  August 5, 2004






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